DELAWARE POOLED TRUST

Supplement to the Trust's Prospectus and
Statement of Additional Information dated February 27, 2004

The following information replaces the first two paragraphs under the section of the Prospectus entitled "How to Purchase Shares":

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges. Sales of shares of the Portfolios offered through this Prospectus are closed to new defined contribution plan investors. Sales of shares of The Real Estate Investment Trust Portfolio are closed to any new investors.

Minimum Investments The minimum initial investment for a shareholder is $1,000,000 in the aggregate across all Portfolios of the Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Trust has been satisfied.

The following information replaces the first paragraph under the section of the Prospectus entitled "Dividends and Capital Gains Distributions":

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond Portfolio expects to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity and The Real Estate Investment Trust Portfolios expect to declare and distribute dividends quarterly. The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity and The Core Plus Fixed Income Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

This Supplement is dated April 23, 2004.